SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 1, 2004

The original Form 8-K filed on August 16, 2004 has been amended by this Form 8-K/A to replace the Pooling and Servicing Agreement dated as of July 1, 2004 previously filed with respect to the Mortgage Pass-Through Certificates,2004-8.

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)



        Delaware                   333-115122                  30-0183252

    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)

383 Madison Avenue
New York, New York                                               10l79

 (Address of Principal                                         (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

Item 7.     Financial  Statements,   Pro  Forma  Financial  Information  and
            Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

            1. Pooling and Servicing Agreement, dated as of July 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC.


                                    By:  /s/ Baron Silverstein
                                         _____________________
                                    Name:  Baron Silverstein
                                    Title: Vice President


Dated:  August 25, 2004

                                  EXHIBIT INDEX



                     Item 601 (a) of    Sequentially
Exhibit              Regulation S-K     Numbered
Number               Exhibit No.        Description             Page

1                    4                  Pooling and Servicing   5
                                        Agreement

                                    EXHIBIT 1